UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following communication was distributed to employees of Norfolk Southern Corporation on April 19, 2024.

Team:

Our Annual Meeting on May 9 is just a couple of weeks away. I’m writing to provide an update on the work we’ve been doing to prepare for the meeting and share important information on how you can further support our company.

Since I last wrote to you on this matter in March, members of our board and management team have been on the road meeting with shareholders. We’re reinforcing our commitment to Norfolk Southern and updating them on our balanced strategy that is creating a more productive, reliable, and resilient railroad that is poised for growth. We are receiving positive feedback from many shareholders as well as financial analysts, customers, and regulators who recognize our great work underway. I encourage you to check out the recent interviews that our new COO John Orr and I conducted with Trains and Railway Age.

On a personal note, I am incredibly proud of your resilience and hard work. Our considerable progress is only possible because of how dedicated you are to our business, each other, and our customers. I am confident that we are creating “A Better Way” for Norfolk Southern and our industry.

For those of you who are Norfolk Southern shareholders, it is extremely important that you vote your shares FOR ONLY Norfolk Southern’s 13 nominees on the WHITE proxy card as soon as possible. A vote for Norfolk Southern’s board nominees is a vote for our strategy and our team. Our strategy is taking hold, and we are achieving meaningful improvements that will create new opportunities for our business, our customers, and our team. When Norfolk Southern succeeds, we all succeed. Every vote counts, and your support is critical to ensuring we can continue to execute our strategy and deliver on the bright future ahead for our business and our team.

This video, available on www.VoteNorfolkSouthern.com, details step-by-step instructions on the process.

For additional information on how to vote, we’ve also provided this FAQ document.

In terms of what happens in the coming weeks leading up to the Annual Meeting, the board and management team will continue to meet with shareholders to discuss our business and strategy. We will also continue to send communications directly to shareholders to provide voting information. We expect to be able to share an update on the election of directors shortly after our Annual Meeting concludes on May 9.

I am proud of all that we have accomplished so far, and I am excited about the opportunities ahead for this team. I know there have been distractions, but you all have remained focused. As a result, we are successfully executing on our strategy. I am confident that we have the right team and plans in place to continue to drive results and capture growth.

Thank you for all that you do for Norfolk Southern.

Sincerely,

Alan

The following communication was made available on Norfolk Southern’s website beginning on April 19, 2024.

On April 19, 2024, Norfolk Southern Corporation posted the below communication on its X account and may in the future use the same or substantially similar communications from time to time.

On April 19, 2024, Alan Shaw posted the below communication on his LinkedIn account. Mr. Shaw and Norfolk Southern Corporation may in the future use the same or substantially similar communications from time to time.

Alan Shaw • 3rd+
President and CEO at Norfolk Southern
5m •

+ Follow ···

I appreciated William C. Vantuono having John F. Orr and me on the Rail Group on Air Podcast this week. Together, we discussed #NorfolkSouthern's balanced strategy, how John and our railroaders are making our network faster and more productive, and our shared commitment to furthering our safety achievements.

Listen to the full podcast below:

William C. Vantuono • 2nd
Editor-in-Chief, Railway Age, Simmons-Boardman Publishing C...
2d •

+ Follow

With a proxy vote initiated by an activist-led investor group rapidly approaching, Norfolk Southern's leaders lay out their plans:

RAIL GROUP
ON AIR
A JOINT PODCAST BY
RAILWAY AGE, RT&S and IRJ
Alan Shaw
John Orr
William C. Vantuono

Norfolk Southern's Alan Shaw and John Orr: Rail Group on Air Podcast - Railway Age

railwayage.com • 1 min read

On April 18, 2024, John Orr posted the below communication on his LinkedIn account. Mr. Orr and Norfolk Southern Corporation may in the future use the same or substantially similar communications from time to time.

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Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement on Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to execute on our strategic plan and our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.